Intangible Assets, Net	12 Months Ended
Dec. 31, 2024
Intangible Assets, Net [Abstract]
Intangible assets, net

Note 9 – Intangible assets, net

The following table presents the Company’s intangible assets as of the respective balance sheet dates:

	As of December 31,	As of December 31,
	2024	2023
Land use right	$2,482,727	$2,562,689
License	3,804,294	4,180,417
Software	4,877,089	5,034,167
Patents	29,879,744	29,879,744
Technology	1,905,520	687,437
Long-term contract	4,964	-
Total	42,954,338	42,344,454
Accumulated amortization	(15,411,509)	(15,468,932)
Provision for impairment	(24,203,165)	(24,545,745)
Intangible assets, net	$3,339,664	$2,329,777

Amortization expense for the years ended December 31, 2024, 2023 and 2022 amounted to US$155,559, US$481,728 and US$8,888,601, respectively. The Company recorded impairment charges on intangible assets of nil, US$3,708,247 and US$20,738,130 for the years ended December 31, 2024, 2023 and 2022, respectively. The approximately US$3.7 million and US$20.7 million impairment charges recorded in the years ended December 31, 2023 and 2022 were recorded against a license and patents, respectively, as the carrying amount of the assets were deemed not recoverable due to the assets’ economic obsolescence identified during the periods. The impairment losses were included in the general and administrative expenses in the consolidated statements of operations and comprehensive loss.

Estimated future amortization expense related to intangible assets held as of December 31, 2024:

Year
2025	$179,024
2026	179,024
2027	179,024
2028	177,397
2029	169,265
Thereafter	2,455,930
Total	$3,339,664